EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Inovalon Holdings, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jonathan R. Boldt, the Chief Financial Officer of the Company, certify, to my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JONATHAN R. BOLDT
Jonathan R. Boldt
Chief Financial Officer
(Principal Financial Officer)
Date: April 28, 2021